UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2025

Central Index Key Number of the issuing entity: 0002053102

Wells Fargo Commercial Mortgage Trust 2025-C64

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.
Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0001755531

Societe Generale Financial Corporation

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association
Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

Central Index Key Number of the sponsor: 0001592182

LMF Commercial, LLC

Central Index Key Number of the sponsor: 0001542256

Natixis Real Estate Capital LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-02	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated February 7, 2025 and filed on February 11, 2025 (the “Form 8-K”), with respect to Wells Fargo Commercial Mortgage Trust 2025-C64. The purpose of this amendment is to make clerical and other minor revisions to the previously filed Exhibit 4.1 and Exhibit 99.16. Accordingly, Exhibit 4.1 to the Form 8-K is hereby replaced in its entirety by the corrected version of the agreement attached hereto as Exhibit 4.1 and Exhibit 99.16 to the Form 8-K is hereby replaced in its entirety by the corrected version of the agreement attached hereto as Exhibit 99.16. No other changes have been made to the Form 8-K other than the changes described above.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.16	Co-Lender Agreement, dated as of January 22, 2025, by and between Bank of Montreal, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Deutsche Bank AG, New York Branch, as initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, relating to the UOVO QPN Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
	Name:	Lee Green
	Title:	Managing Director

Dated: February 27, 2025

WFCM 2025-C64 – 8-K/A

Exhibit Index

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.16	Co-Lender Agreement, dated as of January 22, 2025, by and between Bank of Montreal, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Deutsche Bank AG, New York Branch, as initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, relating to the UOVO QPN Whole Loan.